Third Quarter 2019 Financial Results November 5, 2019 Exhibit 99.2

Tom Morabito Director of Investor Relations 2

Safe Harbor Provision Certain statements contained in this presentation regarding Veritiv Corporation’s (the “Company”) future operating results, performance, business plans, prospects, guidance and any other statements not constituting historical fact are “forward - looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995 . Where possible, the words “believe,” “expect,” “anticipate,” “continue,” “intend,” “should,” “will,” “would,” “planned,” “estimated,” “potential,” “goal,” “outlook,” “may,” “predicts,” “could,” or the negative of such terms, or other comparable expressions, as they relate to the Company or its business, have been used to identify such forward - looking statements . All forward - looking statements reflect only the Company’s current beliefs and assumptions with respect to future operating results, performance, business plans, prospects, guidance and other matters, and are based on information currently available to the Company . Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause the Company’s actual operating results, performance, business plans, prospects or guidance to differ materially from those expressed in, or implied by, these statements . Factors that could cause actual results to differ materially from current expectations include risks and other factors described under "Risk Factors" in our Annual Report on Form 10 - K and elsewhere in the Company’s publicly available reports filed with the Securities and Exchange Commission ("SEC"), which contain a discussion of various factors that may affect the Company’s business or financial results . Such risks and other factors, which in some instances are beyond the Company’s control, include : the industry - wide decline in demand for paper and related products ; increased competition from existing and non - traditional sources ; adverse developments in general business and economic conditions as well as conditions in the global capital and credit markets impacting our Company and our customers ; foreign currency fluctuations ; our ability to attract, train and retain highly qualified employees ; the effects of work stoppages, union negotiations and labor disputes ; the loss of any of our significant customers ; changes in business conditions in our international operations ; procurement and other risks in obtaining packaging, paper and facility products from our suppliers for resale to our customers ; changes in prices for raw materials ; increases in the cost of fuel and third - party freight and the availability of third - party freight providers ; changes in trade policies and regulations ; inclement weather, anti - terrorism measures and other disruptions to the transportation network ; our dependence on a variety of IT and telecommunications systems and the Internet ; our reliance on third - party vendors for various services ; cyber - security risks ; costs to comply with laws, rules and regulations, including environmental, health and safety laws, and to satisfy any liability or obligation imposed under such laws ; regulatory changes and judicial rulings impacting our business ; adverse results from litigation, governmental investigations or audits, or tax - related proceedings or audits ; our inability to renew existing leases on acceptable terms, negotiate rent decreases or concessions and identify affordable real estate ; our ability to adequately protect our material intellectual property and other proprietary rights, or to defend successfully against intellectual property infringement claims by third parties ; our pension and health care costs and participation in multi - employer pension, health and welfare plans ; increasing interest rates ; our ability to generate sufficient cash to service our debt ; our ability to comply with the covenants contained in our debt agreements ; our ability to refinance or restructure our debt on reasonable terms and conditions as might be necessary from time to time ; changes in accounting standards and methodologies ; our ability to realize the full benefit of the anticipated synergies, cost savings and growth opportunities from the merger transaction and our ability to integrate the xpedx business with the Unisource business ; the possibility of incurring expenditures in excess of those currently budgeted in connection with the integration ; and other events of which we are presently unaware or that we currently deem immaterial that may result in unexpected adverse operating results . The Company is not responsible for updating the information contained in this presentation beyond the published date, or for changes made to this document by wire services or Internet service providers . This presentation is being furnished to the SEC through a Form 8 - K . The Company’s Quarterly Report on Form 10 - Q for the three and nine months ended September 30 , 2019 to be filed with the SEC may contain updates to the information included in this presentation . We reference non - GAAP financial measures in this presentation . Please see the appendix for reconciliations of non - GAAP measures to the most comparable U . S . GAAP measures . 3

Mary Laschinger Chairman & CEO 4

(14.6)% Financial Results (Unaudited) 1. Please see the appendix for reconciliations of non - GAAP measures to the most comparable U.S. GAAP measures. 2. Cash flow from operations less capital expenditures. 3. Year - over - year comparison not meaningful as 3Q18 Free Cash Flow was $(12.7) million. $45.0M 3Q19 Actual YOY% Change Net Sales $1.9B (12.2)% 5 Adjusted EBITDA 1 Net Income $5.1M 264.3% Free Cash Flow 2 $81.0M NM 3

3Q19 Highlights: Packaging: • Adjusted EBITDA positively impacted by improved margins from customer mix and process improvements in margin management Facility Solutions: • Adjusted EBITDA positively impacted by lower supply chain and selling expenses, as well as improved margins from our strategic repositioning Print and Publishing: • Adjusted EBITDA negatively impacted by the revenue decline and margin pressure, partially offset by lower expenses 2019 Outlook: • Adjusted EBITDA expected to be $150 to $160 million, down from $165 to $180 million • Free Cash Flow expected to be at least $170 million, up from at least $85 million • Total Capital Expenditures expected to be approximately $45 million 6 3Q19 Highlights and 2019 Outlook

Stephen Smith CFO 7

(Unaudited, Dollars In Millions, Except Per Share Amounts) 3Q19 YOY % Change Three Months Ended September 30 Net sales $1,924.5 (12.2)% Net sales per shipping day — (13.6)% Cost of products sold $1,550.8 (14.1)% Net sales less cost of products sold $373.7 (3.4)% Net income $5.1 264.3 % Basic earnings (loss) per share $0.32 255.6 % Diluted earnings (loss) per share $0.31 244.4 % Adjusted EBITDA $45.0 (14.6)% Adjusted EBITDA as a % of net sales 2.3% - 10 BPS 1. Please see the appendix for reconciliations of non - GAAP measures to the most comparable GAAP measures. Financial Results 1 Third Quarter 2019 8

Segment Financial Results Third Quarter 2019 9 Facility Solutions Publishing Print 3Q19 Three Months Ended September 30 YOY % Change Net sales $190 (26.5)% Net sales per shipping day (27.6)% Adjusted EBITDA $4.6 (17.9)% Adj. EBITDA as a % of net sales 2.4% 20 BPS 3Q19 Three Months Ended September 30 YOY % Change Net sales $871 (3.1)% Net sales per shipping day (4.6)% Adjusted EBITDA $67.4 5.3 % Adj. EBITDA as a % of net sales 7.7% 60 BPS 3Q19 Three Months Ended September 30 YOY % Change Net sales $308 (6.8)% Net sales per shipping day (8.2)% Adjusted EBITDA $11.0 35.8 % Adj. EBITDA as a % of net sales 3.6% 110 BPS 3Q19 Three Months Ended September 30 YOY % Change Net sales $523 (21.7)% Net sales per shipping day (23.0)% Adjusted EBITDA $10.6 (26.9)% Adj. EBITDA as a % of net sales 2.0% (20) BPS Packaging (Unaudited, Dollars In Millions)

Capital Structure Capital Allocation Capital Allocation Priorities: • Invest in growth: ◦ 2019 total CapEx expected to be approximately $45M ◦ Optimization activities • Pay down debt • Return value to shareholders At the end of September 2019: • The borrowing base availability for the ABL facility was ~ $1.0B • $665M drawn against the ABL facility • $354M of available borrowing capacity • Net debt to Adj. EBITDA: 3.6x for the trailing 12 months 10 Asset - Based Lending Facility & Capital Allocation

Questions 11

Mary Laschinger Chairman & CEO 12

Appendix: Reconciliation of Non - GAAP Financial Measures We supplement our financial information prepared in accordance with U . S . GAAP with certain non - GAAP measures including Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, restructuring charges, net, integration and acquisition expenses and other similar charges including any severance costs, costs associated with warehouse and office openings or closings, consolidation, and relocation and other business optimization expenses, stock - based compensation expense, changes in the LIFO reserve, non - restructuring asset impairment charges, non - restructuring severance charges, non - restructuring pension charges, net, fair value adjustments related to contingent liabilities assumed in mergers and acquisitions and certain other adjustments) because we believe investors commonly use Adjusted EBITDA and these other non - GAAP measures as key financial metrics for valuing companies . In addition, the credit agreement governing our asset - based lending facility permits us to exclude the foregoing and other charges in calculating “Consolidated EBITDA”, as defined in the facility . We approximate foreign currency effects by applying the foreign currency exchange rate for the prior period to the local currency results for the current period . Adjusted EBITDA and these other non - GAAP measures are not alternative measures of financial performance under U . S . GAAP . Non - GAAP measures do not have definitions under U . S . GAAP and may be defined differently by, and not be comparable to, similarly titled measures used by other companies . As a result, we consider and evaluate non - GAAP measures in connection with a review of the most directly comparable measure calculated in accordance with U . S . GAAP . We caution investors not to place undue reliance on such non - GAAP measures and to consider them with the most directly comparable U . S . GAAP measures . Adjusted EBITDA and these other non - GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analyzing our results as reported under U . S . GAAP . Please see the following tables for reconciliations of non - GAAP measures to the most comparable U . S . GAAP measures . 13

Table I VERITIV CORPORATION RECONCILIATION OF NON - GAAP MEASURES NET INCOME (LOSS) TO ADJUSTED EBITDA; ADJUSTED EBITDA MARGIN (in millions, unaudited) Three Months Ended September 30, Nine Months Ended September 30, 2019 2018 2019 2018 Net income (loss) $ 5.1 $ 1.4 $ (32.9) $ (25.0) Interest expense, net 8.9 11.0 30.5 30.5 Income tax expense (benefit) 7.6 3.5 0.2 (1.1) Depreciation and amortization 13.3 13.1 39.5 41.5 EBITDA 34.9 29.0 37.3 45.9 Restructuring charges, net 7.6 5.4 16.9 28.7 Stock - based compensation 3.4 4.5 12.4 15.2 LIFO reserve (decrease) increase (3.9) 4.0 (1.0) 18.4 Non - restructuring asset impairment charges — 0.2 — 0.2 Non - restructuring severance charges 1.3 0.5 4.0 2.3 Non - restructuring pension charges, net 0.0 (0.1) 6.6 (0.8) Integration and acquisition expenses 4.5 7.9 13.3 24.6 Fair value adjustment on Tax Receivable Agreement contingent liability 0.3 0.1 1.8 (0.3) Fair value adjustment on contingent consideration liability (2.5) 0.3 10.6 (11.0) Escheat audit contingent liability (1.0) 0.8 6.0 0.8 Other 0.4 0.1 0.8 3.8 Adjusted EBITDA $ 45.0 $ 52.7 $ 108.7 $ 127.8 Net sales $ 1,924.5 $ 2,192.5 $ 5,824.2 $ 6,465.4 Adjusted EBITDA as a % of net sales 2.3% 2.4% 1.9% 2.0 % Appendix: Reconciliation of Non - GAAP Financial Measures 14

15 Appendix: Reconciliation of Non - GAAP Financial Measures Table II VERITIV CORPORATION RECONCILIATION OF NON - GAAP MEASURES FREE CASH FLOW TO ADJUSTED FREE CASH FLOW (in millions, unaudited) Three Months Ended September 30, 2019 Net cash flows provided by operating activities $ 88.3 Less: Capital expenditures (7.3) Free cash flow 81.0 Add back: Cash payments for restructuring expenses 5.1 Cash payments for integration and acquisition expenses 3.6 Cash payments for integration - related capex 2.3 Adjusted free cash flow $ 92.0

16 Appendix: Reconciliation of Non - GAAP Financial Measures Table III VERITIV CORPORATION RECONCILIATION OF NON - GAAP MEASURES FREE CASH FLOW GUIDANCE (in millions, unaudited) Forecast for Year Ending December 31, 2019 Net cash flows provided by operating activities at least $ 215 Less: Capital expenditures (45) Free cash flow at least $ 170

17 Appendix: Reconciliation of Non - GAAP Financial Measures Table IV VERITIV CORPORATION RECONCILIATION OF NON - GAAP MEASURES NET DEBT TO ADJUSTED EBITDA (in millions, unaudited) September 30, 2019 Amount drawn on ABL Facility $ 665.4 Less: Cash (59.3) Net debt 606.1 Last Twelve Months Adjusted EBITDA $ 166.3 Net debt to Adjusted EBITDA 3.6x Last Twelve Months September 30, 2019 Net loss $ (23.6) Interest expense, net 42.3 Income tax expense 6.8 Depreciation and amortization 51.5 EBITDA 77.0 Restructuring charges, net 9.5 Stock - based compensation 15.3 LIFO reserve increase 0.5 Non - restructuring asset impairment charges 0.2 Non - restructuring severance charges 6.6 Non - restructuring pension charges, net 18.7 Integration and acquisition expenses 20.5 Fair value adjustment on Tax Receivable Agreement contingent liability 0.9 Fair value adjustment on contingent consideration liability 9.3 Escheat audit contingent liability 7.7 Other 0.1 Adjusted EBITDA $ 166.3

Third Quarter 2019 Financial Results November 5, 2019